EXHIBIT 21.1

LEGAL NAME	PRESIDENT COMPANY	JURISDICTION
1000 WP Euless Holdings LLC	The Ensign Group, Inc.	Nevada
2016 Health Holdings LLC	The Ensign Group, Inc.	Nevada
2410 Stillhouse Health Holdings LLC	The Ensign Group, Inc.	Nevada
2410 Stillhouse Senior Living, Inc.	Bridgestone Living LLC	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
Adipiscor LLC	The Ensign Group, Inc.	Nevada
Agape Health Holdings LLC	The Ensign Group, Inc.	Nevada
ALH Enterprise LLC	ALH Health Holdings LLC	California
ALH Health Holdings LLC	The Ensign Group, Inc.	Nevada
ALH Health Northwest LLC	ALH Health Holdings LLC	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Alpowa Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Anza Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Apache Trail Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Armstrong Healthcare, Inc.	Keystone Care LLC	Nevada
Arvada Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Atlantic Memorial Healthcare Associates, Inc.	Signum Healthcare South, Inc.	Nevada
Aurora Health Holdings LLC	The Ensign Group, Inc.	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Avocado Health Holdings LLC	The Ensign Group, Inc.	Nevada
Aztec Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Bainbridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bakorp L.L.C.	PMD Investments, LLC	Nevada
Bandera Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Bannock Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bayshore Healthcare, Inc.	Signum Healthcare Central, Inc.	Nevada
Bayside Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Beacon Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Bell Villa Care Associates LLC	Signum Healthcare South, Inc.	Nevada
Bernardo Heights Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Bertetti Healthcare, Inc.	Keystone Care LLC	Nevada
Best SW Health Holdings LLC	The Ensign Group, Inc.	Nevada
Big Blue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Bijou Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bijou Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Brackenridge Healthcare, Inc.	Keystone Care, Inc.	Nevada
Brenwood Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Brenwood Park Senior Living, Inc.	Bridgestone Living LLC	Nevada
Bridgestone Living LLC	The Ensign Group, Inc.	Nevada
Brown Road Senior Housing LLC	Bridgestone Living LLC	Nevada
Brownsville Care Associates, Inc.	Keystone Care LLC	Nevada
Bruce Neenah Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bruce Neenah Senior Living, Inc.	Bridgestone Living LLC	Nevada
C Street Health Associates LLC	Signum Healthcare Central, Inc.	Nevada

Camarillo Community Care, Inc.	Signum Healthcare Central, Inc.	Nevada
Cane Island Healthcare, Inc.	Keystone Care LLC	Nevada
Canyon Springs Senior Living, Inc.	Bridgestone Living LLC	Nevada
Capitol Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Capstone Resources, Inc.	Capstone Transportation Investments, Inc.	Nevada
Capstone Transportation Investments, Inc.	The Ensign Group, Inc.	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Carolina Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care LLC	Nevada
Cedar Senior Living, Inc.	Bridgestone Living LLC	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Chaparral Healthcare, Inc.	Keystone Care LLC	Nevada
Chateau Julia Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Cherry Hills Healthcare, Inc.,	Endura Healthcare, Inc.	Nevada
Circle Health Holdings LLC	The Ensign Group, Inc.	Nevada
City Heights Health Associates LLC	Signum Healthcare South, Inc.	Nevada
Claremont Foothills Health Associates LLC	Signum Healthcare Central, Inc.	Nevada
Claydelle Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Cloverleaf Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Concord Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Congaree Health Holdings LLC	The Ensign Group, Inc.	Nevada
Connected Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Constitution Road Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Conway Health Holdings LLC	The Ensign Group, Inc.	Nevada
Copeland Healthcare, Inc.	Keystone Care LLC	Nevada
Copper Basin Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cornerstone Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Cornerstone Service Center, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cornet Limited, Inc.	The Ensign Group, Inc.	Arizona
Costa Victoria Healthcare LLC	Signum Healthcare South, Inc.	Nevada
Cow Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Custom Care Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cypresswood Healthcare, Inc.	Keystone Care LLC	Nevada
Da Vinci Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Daffodil Healthcare, Inc.	Keystone Care LLC	Nevada
De Moisy Healthcare, Inc.	Milestone Healthcare LLC	Nevada
De Soto Senior Living, Inc.	Bridgestone Living LLC	Nevada
Deer Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Denmark Senior Living, Inc.	Bridgestone Living LLC	Nevada
Desert Cove Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Dessau Healthcare, Inc.	Keystone Care LLC	Nevada
Diamond Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Discovery Trail Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Dorothy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Downey Community Care LLC	Signum Healthcare South, Inc.	Nevada

Drinkwater Senior Living, Inc.	Bridgestone Living LLC	Nevada
Duck Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Eagle Harbor Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Echo Canyon Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Eiffel Healthcare, Inc.	Keystone Care LLC	Nevada
Elkhorn Health Holdings LLC	The Ensign Group, Inc.	Nevada
Emblem Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Emerald City PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Emerald Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Empirecare Health Associates, Inc.	Signum Healthcare Central, Inc.	Nevada
Endura Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Signum Healthcare North, Inc.	Nevada
Ensign Montgomery LLC	Signum Healthcare North, Inc.	Nevada
Ensign Napa LLC	The Ensign Group, Inc.	Nevada
Ensign Palm I LLC	Signum Healthcare Central, Inc.	Nevada
Ensign Panorama LLC	Signum Healthcare Central, Inc.	Nevada
Ensign Pleasanton LLC	Signum Healthcare North, Inc.	Nevada
Ensign Sabino LLC	Bandera Healthcare, Inc.	Nevada
Ensign San Dimas LLC	Signum Healthcare Central, Inc.	Nevada
Ensign Santa Rosa LLC	Signum Healthcare North, Inc.	Nevada
Ensign Services, Inc.	The Ensign Group, Inc.	Nevada
Ensign Sonoma LLC	Signum Healthcare North, Inc.	Nevada
Ensign Whittier East LLC	Signum Healthcare South, Inc.	Nevada
Ensign Whittier West LLC	Signum Healthcare South, Inc.	Nevada
Ensign Willits LLC	Signum Healthcare North, Inc.	Nevada
Eureka Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Exemplar Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Finding Home Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Forrest Hill Healthcare, Inc.	Keystone Care LLC	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Gate Three Healthcare LLC	Signum Healthcare South, Inc.	Nevada
Gateway Gilbert Holdings LLC	The Ensign Group, Inc.	Nevada
Gateway Healthcare, Inc.	The Ensign Group, Inc.	Nevada
GEM Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Getzendaner Healthcare, Inc.	Keystone Care LLC	Nevada
Glacier Peak Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
GO Assisted, Inc.	Bridgestone Living LLC	Nevada
Golden Oaks Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Golden Years Program, Inc.	Milestone Healthcare LLC	Nevada
Good Hope Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Graceland Senior Living, Inc.	Bridegstone Living LLC	Nevada
Grand Villa PHX, Inc.	Keystone Care LLC	Nevada
Granite Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Granite Hills Senior Living, Inc.	Bridgestone Living LLC	Nevada
Grassland Healthcare and Rehabilitation, Inc.	Keystone Care LLC	Nevada

Great Plains Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Green Bay Health Holdings LLC	The Ensign Group, Inc.	Nevada
Green Bay Senior Living, Inc.	Bridgestone Living LLC	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Harlan Heights Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harlingen Healthcare, Inc.	Keystone Care LLC	Nevada
Harmony Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harrison Health Holdings LLC	The Ensign Group, Inc.	Nevada
HB Healthcare Associates LLC	Signum Healthcare South, Inc.	Nevada
Healthlift Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Heartwood Home Health and Hospice, Inc.	Cornerstone Healthcare, Inc.	Nevada
Highland Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Higley Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Hill Country Health Holdings LLC	The Ensign Group, Inc.	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hopewell Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hub City Healthcare, Inc.	Keystone Care LLC	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Hutchins Healthcare, Inc.	Keystone Care LLC	Nevada
ICare Private Duty, Inc.	Cornerstone Healthcare, Inc.	Nevada
Immediate Clinic Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic Healthcare, Inc.	Nevada
Indian Hills Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Iron Horse Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
J.A.R.R. Transportation Group, Inc.	Capstone Transportation Investments, Inc.	Nevada
Jack Finney Healthcare, Inc.	Keystone Care LLC	Nevada
Jefferson Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare LLC	Nevada
Joshua Tree Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
JRT Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Kenosha Health Holdings LLC	The Ensign Group, Inc.	Nevada
Kenosha Senior Living, Inc.	Bridgestone Living LLC	Nevada
Kettle Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Keystone Care LLC	The Ensign Group, Inc.	Nevada
Keystone Hospice Care, Inc.	Cornerstone Healthcare, Inc.	Nevada
Kingwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Klement Healthcare, Inc.	Keystone Care LLC	Nevada
Knight Health Holdings LLC	The Ensign Group, Inc.	Nevada
La Jolla Skilled, Inc.	Signum Healthcare South, Inc.	Nevada
Laguna Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Lake Cassidy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Pleasant Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Lake Pointe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Pointe Senior Living, Inc.	Bridgestone Living LLC	Nevada
Lakewood Healthcare, Inc.	Endura Healthcare, Inc.	Nevada

Layton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Legend Lake Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lemon Grove Health Associates LLC	Signum Healthcare South, Inc.	Nevada
Lil’ Tots Day Program, Inc.	Milestone Healthcare LLC	Nevada
Lilly Road Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Little Blue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Livingston Care Associates, Inc.	Keystone Care LLC	Nevada
Lone Peak Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Lone Star MTC, Inc.	Capstone Transportation Investments, Inc.	Nevada
Lowell Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Madison Health Holdings LLC	The Ensign Group, Inc.	Nevada
Madison Pointe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Madison Senior Living, Inc.	Bridgestone Living LLC	Nevada
Magic Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manitowoc Health Holdings LLC	The Ensign Group, Inc.	Nevada
Manitowoc Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manor Park Healthcare LLC	Pennant Healthcare, Inc.	Nevada
Maple Hills Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Marian Healthcare LLC	Milestone Healthcare LLC	Nevada
Marion Health Associates, Inc.	Bridgestone Living LLC	Nevada
Market Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
McAllen Care Associates, Inc.	Keystone Care LLC	Nevada
McAllen Community Healthcare, Inc.	Keystone Care LLC	Nevada
McFarland Health Holdings LLC	The Ensign Group, Inc.	Nevada
McFarland Senior Living, Inc.	Bridgestone Living LLC	Nevada
McPherson Health Holdings LLC	The Ensign Group, Inc.	Nevada
Medical Transportation Company of Arizona LLC	Capstone Transportation Investments, Inc.	Nevada
Medical Transportation Company of Tucson LLC	Capstone Transportation Investments, Inc.	Nevada
Menomonee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Mesa Grande Senior Living, Inc.	Bridgestone Living LLC	Nevada
Midland Nampa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Midland Nampa Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Milestone Healthcare LLC (registered in Utah as Milestone Post Acute Healthcare, Inc.)	The Ensign Group, Inc.	Nevada
Mission Trails Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Misty Willow Healthcare, Inc.	Keystone Care LLC	Nevada
Mohave Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Montebella Health Holdings LLC	The Ensign Group, Inc.	Nevada
Moss Bay Senior Living, Inc.	Bridgestone Living LLC	Nevada
Mountain View Retirement, Inc.	Bridgestone Living LLC	Nevada
Mountain Vista Senior Living, Inc.	Bridgestone Living LLC	Nevada
Nautilus Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
NB Brown Rock Healthcare, Inc.	Keystone Care LLC	Nevada
Nobel Health Properties LLC	The Ensign Group, Inc.	Nevada

Nordic Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
North Mountain Healthcare LLC	Bandera Healthcare, Inc.	Nevada
North Parkway Health Holdings LLC	The Ensign Group, Inc.	Nevada
North Parkway Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Oak Point Healthcare, Inc.	Keystone Care LLC	Nevada
Oceano Senior Living, Inc.	Bridgestone Living LLC	Nevada
Oceanside Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Oceanview Healthcare, Inc.	Keystone Care LLC	Nevada
Ocotillo Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Olympus Health, Inc.	Milestone Healthcare LLC	Nevada
Orangewood Senior Living, Inc.	Bridgestone Living LLC	Nevada
Osmond Marketing Holdings LLC	The Ensign Group, Inc.	Nevada
Palo Duro Healthcare, Inc.	Keystone Care LLC	Nevada
Panorama Health Holdings LLC	The Ensign Group, Inc.	Nevada
Paragon Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Parkside Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Peak Construction, Inc.	The Ensign Group, Inc.	Nevada
Pennant Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Pikes Peak Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Pineridge Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care LLC	Nevada
Pleasant Run Health Holdings LLC	The Ensign Group, Inc.	Nevada
Pleasant Run Senior Living, Inc.	Bridgestone Living LLC	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada
PMDCA, LLC	Bakorp L.L.C.	Nevada
PMDLAB, LLC	Bakorp L.L.C.	Nevada
PMDTC, LLC	Bakorp L.L.C.	Nevada
Pocatello Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Pointe Meadow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Pomerado Ranch Healthcare LLC	Keystone Care LLC	Nevada
Ponderosa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Portside Healthcare, Inc.	Signum Healthcare South, Inc.	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Prairie Ridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Prairie View Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Presidio Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Price Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Primrose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Primrose Senior Living, Inc.	Bridgestone Living LLC	Nevada
Prospect Senior Living, Inc.	Bridgestone Living LLC	Nevada
Prospector Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Purple Horse PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Quail Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada

Queenston Healthcare, Inc.	Keystone Care LLC	Nevada
Racine Health Holdings LLC	The Ensign Group, Inc.	Nevada
Racine Senior Living, Inc.	Bridgestone Living LLC	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Raintree Grove Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Ramon Healthcare Associates, Inc.	Signum Healthcare Central, Inc.	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Red Cliffs Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Red Mountain Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Red Rock Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Redbrook Healthcare Associates LLC	Signum Healthcare Central, Inc.	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare, Inc.	Nevada
Richmond Senior Services, Inc.	Keystone Care LLC	Nevada
Rio Mesa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Riverview Village Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverview Village Senior Living, Inc.	Bridgestone Living LLC	Nevada
Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada
Rock Canyon Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Rock Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Rose Park Healthcare Associates, Inc.	Signum Healthcare South, Inc.	Nevada
Rosemead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Rosenburg Senior Living, Inc.	Bridgestone Living LLC	Nevada
Ruby Reds PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Saguaro Senior Living, Inc.	Bridgestone Living LLC	Nevada
Salado Creek Senior Care, Inc.	Keystone Care LLC	Nevada
San Gabriel Senior Living, Inc.	Bridgestone Living. Inc.	Nevada
Sand Hollow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Sand Lily Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Savoy Healthcare, Inc.	Keystone Care LLC	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Scandinavian Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sedgewood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sentinel Peak Healthcare, Inc	Bandera Healthcare, Inc.	Nevada
Sheboygan Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sheboygen Senior Living, Inc.	Bridgestone Living LLC	Nevada
Sherman Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sherwood Health Holdings LLC	The Ensign Group, Inc	Nevada
Shoshone Health Holdings LLC	The Ensign Group, Inc.	Nevada
Signum Healthcare Central, Inc.	The Ensign Group, Inc.	Nevada
Signum Healthcare North, Inc.	The Ensign Group, Inc.	Nevada
Signum Healthcare South, Inc.	The Ensign Group, Inc.	Nevada
Silver Lake Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Somers Kenosha Health Holdings LLC	The Ensign Group, Inc.	Nevada
Somers Kenosha Senior Living, Inc.	Bridgestone Living LLC	Nevada

South Bay Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Plains Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Southern Charm Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Southern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Southland Management LLC	Signum Healthcare South, Inc.	Nevada
Southside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Spokane Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Spring Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Spring Valley Assisted Living, Inc.	Bridgestone Living LLC	Nevada
Standardbearer Insurance Company, Ltd.	The Ensign Group, Inc.	Nevada
Stanton Lake Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Stevens Point Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stevens Point Senior Living, Inc.	Bridgestone Living LLC	Nevada
Stockyards Healthcare, Inc.	Keystone Care LLC	Nevada
Stonebridge Healthcare, Inc	Cornerstone Healthcare, Inc.	Nevada
Stoney Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Stoughton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stoughton Senior Living, Inc.	Bridgestone Living LLC	Nevada
Successor Healthcare LLC	Milestone Healthcare LLC	Nevada
Summerlin Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Summit Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Sunland Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Sunny Acres Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunny Acres Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Sycamore Senior Living, Inc.	Bridgestone Living LLC	Nevada
Symbol Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Telemus Telemachus PubCo, Inc.	Keystone Care LLC	Nevada
Terrace Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
Terrace Court Senior Living, Inc.	Bridgestone Living LLC	Nevada
Teton Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
The Ensign Emergency Fund	The Ensign Group, Inc.	Nevada
The Ensign Group, Inc. (registered in Utah as Ensign Healthcare, Inc.)	The Ensign Group, Inc.	Delaware
TheraTroopers CA, Inc.	Theratroopers Holdings LLC	Nevada
Theratroopers Holdings LLC	The Ensign Group, Inc.	Nevada
TheraTroopers, Inc.	Theratroopers Holdings LLC	Nevada
Thomas Road Senior Housing, Inc.	Bridgestone Living LLC	Nevada
Thunderbird Health Holdings LLC	The Ensign Group, Inc.	Nevada
Timpanogos Home Care and Hospice, Inc.	Cornerstone Healthcare, Inc.	Nevada
Top City Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Tortolita Healthcare, Inc	Bandera Healthcare, Inc.	Nevada
Towers Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Towers Park Healthcare, Inc.	Keystone Care LLC	Nevada
Towers Park Personal Care, Inc.	Keystone Care LLC	Nevada
Town East Healthcare, Inc.	Keystone Care LLC	Nevada

Town Square Healthcare, Inc.	Keystone Care LLC	Nevada
Tradewind Healthcare, Inc.	Keystone Care LLC	Nevada
Treasure Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Treaty Healthcare, Inc.	Keystone Care LLC	Nevada
Tree City Healthcare, Inc.	Keystone Care LLC	Nevada
Two Rivers Health Holdings LLC	The Ensign Group, Inc.	Nevada
Two Rivers Senior Living, Inc.	Bridgestone Living LLC	Nevada
Two Trails Healthcare, Inc.,	Gateway Healthcare, Inc.	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Upland Community Care, Inc.	Signum Healthcare Central, Inc.	Nevada
Valley View Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Velda Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Vesper Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Victoria Ventura Assisted Living Community, Inc.	Bridgestone Living LLC	Nevada
Victoria Ventura Healthcare LLC	Signum Healthcare Central, Inc.	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Viewpoint Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Virgin River Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Vista Woods Health Associates LLC	Signum Healthcare South, Inc.	Nevada
W. Forman PubCo, Inc.	Keystone Care LLC	Nevada
Wallsville Healthcare, Inc.	Keystone Care LLC	Nevada
Walnut Grove CampusCare LLC	The Ensign Group, Inc.	Nevada
Washington Heights Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Waterfront Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Watson Woods Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Wellington Healthcare, Inc.	Keystone Care LLC	Nevada
West 1020 Health Holdings LLC	The Ensign Group, Inc.	Nevada
West 1020 Healthcare, Inc.	Milestone Healthcare LLC	Nevada
West 5600 Health Holdings LLC	The Ensign Group, Inc.	Nevada
West 5600 Healthcare, Inc.	Milestone Healthcare LLC	Nevada
West Escondido Healthcare LLC	Signum Healthcare South, Inc.	Nevada
West Owyhee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wildcreek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Wildwood Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Willow Canyon Healthcare, Inc.	Bandera Healthcare, Inc.	Nevada
Willow Creek Senior Living, Inc.	Bridgestone Living LLC	Nevada
Windsor Lake Healthcare, Inc.	Bridgestone Living LLC	Nevada
Wisconsin Rapids Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wisconsin Rapids Senior Living, Inc.	Bridgestone Living LLC	Nevada
Wolf River Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Woodard Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Woodway Healthcare, Inc.	Keystone Care LLC	Nevada
Yellow Bricks PubCo, Inc.	Gateway Healthcare, Inc.	Kansas
Yellow Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Yosemite Healthcare, Inc.	Signum Healthcare North, Inc.	Nevada

Youngtown Health, Inc.	Bandera Healthcare, Inc.	Nevada
Yucca Flats Health Holdings LLC	The Ensign Group, Inc.	Nevada
Zebulon Pike PubCo, Inc.	Endura Healthcare, Inc.	Nevada
Zion Healthcare, Inc.	Milestone Healthcare LLC	Nevada